                           INDEMNIFICATION AGREEMENT

    THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into on the 19th day of March, 1998, by and between Hard Rock Hotel, Inc, a Nevada corporation (the "Corporation") and ______________ (the "Indemnitee").

                           PRELIMINARY STATEMENTS

    A. It is in the Corporation's best interest to attract and retain capable directors.

    B. It is the policy of the Corporation to indemnify the members of its Board of Directors (the "Board") so as to provide them with the maximum possible protection available in accordance with applicable law.

    C. Article VII of the Corporation's Second Amended and Restated Bylaws expressly recognizes that the right of indemnification provided therein shall not be exclusive of any other rights to which any indemnified person may otherwise be entitled.

    D. The Corporation's Second Amended and Restated Bylaws, its Second Amended and Restated Articles of Incorporation and applicable law permit contracts between the Corporation and the members of its Board of Directors covering indemnification.

                                  AGREEMENT

    Intending to be legally bound, the Corporation and the Indemnitee hereby covenant and agree as follows:

    1. INDEMNIFICATION. In consideration for the Indemnitee's continuing service on behalf of the Corporation and as the Indemnitee's contract right, the Corporation agrees to indemnify the Indemnitee to the fullest extent permitted by Chapter 78 of the Nevada Revised Statutes, as amended ("Nevada "Law") and the Articles of Incorporation and Bylaws of the Corporation, as they are in effect on the date hereof or as they may from time to time be amended (but, in the case of amendment, only to the extent any amendment permits the Corporation to provide broader indemnification rights than the Corporation was permitted to provide before the amendment). Notwithstanding the generality of the foregoing, the Corporation agrees to pay to the Indemnitee any Expenses (as defined below) which the indemnitee actually or reasonably incurs as a party to or witness in any Proceeding (as defined below) by reason of the fact that the Indemnitee is or was a director or officer of the Corporation or serves or served at the request of the Corporation as a director of another corporation, partnership, joint venture, trust or other enterprise, or by reason of anything done or not done by the indemnitee in that capacity.

        "Expenses" shall be broadly construed and shall include, without limitation, (a) all direct and indirect costs incurred, paid or accrued, of investigation, defense and appeal of any Proceeding, (b) all attorneys' fees, retainers, court costs, deposition costs, transcripts, fees of experts, witness fees, accounting fees, travel expenses, duplicating and printing costs, telephone


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and delivery charges, costs of attachment or similar bonds, (c) all other disbursements and out-of-pocket expenses and (d) amounts paid in settlement or for fines or judgments, to the extent permitted by Nevada Law, actually and reasonably incurred in connection with either the appearance at or investigation, defense, settlement or appeal of a Proceeding or establishing or enforcing a right to indemnification under this Agreement or applicable law or otherwise.

        "Proceeding" means any pending, threatened or completed action, hearing, suit or any other proceeding, whether civil, criminal, arbitrative, administrative or investigative, or any alternative dispute resolution mechanism, including, without limitation, any such Proceeding brought by or in the right of the Corporation (subject to Section 7(c) of this Agreement) or any Proceeding brought to enforce the Indemnitee's rights under this Agreement.

    2. ADVANCEMENT OF EXPENSES. The Corporation shall advance to the Indemnitee all Expenses incurred by or on behalf of the Indemnitee within twenty (20) days after the receipt by the Corporation of a written request for such advance that reasonably describes the Expenses (unless there has been a final determination by a court of competent jurisdiction that the Indemnitee is not entitled to be indemnified for such Expenses). The Indemnitee hereby agrees to repay the amounts advanced, paid or incurred by the Corporation on behalf of the Indemnitee in respect of a claim against the Corporation under this Agreement in the event and only to the extent that it shall be ultimately determined that the Indemnitee is not entitled to be indemnified by the Corporation for such expenses under provisions of Nevada Law, the Corporation's Second Amended and Restated Articles of Incorporation, the Corporation's Second Amended and Restated Bylaws, this Agreement or otherwise.

    3. NOTIFICATION AND DEFENSE OF CLAIM. Promptly after receipt by the Indemnitee of notice of the commencement of any Proceeding, the Indemnitee shall, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but an omission to so notify the Corporation will not relieve the Corporation from any liability which it may have to the Indemnitee otherwise than under this Agreement, including, without limitation, its liability under the Corporation's Second Amended and Restated Articles of Incorporation and Second Amended and Restated Bylaws. Further, failure by the Indemnitee to provide the Corporation with prompt notification of a Proceeding shall not relieve the Corporation from any liability pertaining to that Proceeding under this Agreement unless the Corporation has been adversely affected by the delay.

    4.  PROCEDURES FOR DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION.

        (a) The Corporation shall determine whether the Indemnitee is entitled to indemnification within ninety (90) days after receipt of notice of a request for indemnification in a forum selected by the Corporation from the following alternatives:

             (i)    the shareholders of the Corporation;

             (ii) a quorum of the Board consisting of directors who are not parties to the Proceeding;


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             (iii)  the written opinion of independent counsel which has not represented the Corporation or the Indemnitee in the past or any party to the Proceeding, as selected by the Indemnitee and reasonably approved by the Board; or

             (iv) a panel of three (3) arbitrators, one (1) of whom is selected by the Corporation, another of whom is selected by the Indemnitee and the last of whom is selected by the first two (2) arbitrators.

        (b) It shall be presumed that the Indemnitee is entitled to indemnification and the Corporation has the burden of proof to overcome that presumption by a preponderance of evidence.

        (c) If the Corporation fails to notify the Indemnitee of the determination within ninety (90) days after the Indemnification Request, the Indemnitee shall be absolutely entitled to indemnification, except as provided in Section 7 of this Agreement.

        (d) The termination of any Proceeding by judgment, order, settlement or arbitration, or upon a plea of nolo contendere or its equivalent, shall not of itself adversely affect the rights of the Indemnitee to indemnification, create a presumption that the Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal action or proceeding, create a presumption that the Indemnitee had reasonable cause to believe that the Indemnitee's conduct was unlawful.

    5.  DEFENSE OF PROCEEDINGS

        With respect to any Proceeding as to which the Indemnitee has notified the Corporation and the Corporation has determined that the Indemnitee is entitled to indemnification:

        (a) the Corporation shall be entitled to participate therein at its own expense; and

        (b) the Corporation, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof with counsel reasonably satisfactory to the Indemnitee; PROVIDED HOWEVER, that the Corporation shall not be entitled to assume the defense of any Proceeding if the Indemnitee reasonably concludes that there may be a conflict of interest between the Corporation and the Indemnitee with respect to such Proceeding. After notice from the Corporation to the Indemnitee of its election to assume the defense thereof, the Corporation will not be liable to the Indemnitee under this Agreement for any Expenses subsequently incurred by the Indemnitee in connection with the defense thereof, other than reasonable costs of investigation or as otherwise provided below. The Indemnitee shall have the right to employ its own counsel in such Proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless:


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             (i)    the Corporation has authorized the employment of counsel
                    by the Indemnitee;

             (ii) the Indemnitee shall have reasonably concluded that counsel engaged by the Corporation may not adequately represent the Indemnitee; or

             (iii) the Corporation shall not in fact have employed counsel to assume the defense in such Proceeding or shall not in fact have assumed such defense and be acting in connection therewith with reasonable diligence.

        The Corporation shall have the right, in its sole discretion, to settle any Proceeding; PROVIDED, HOWEVER that no settlement may be made without the Indemnitee's prior consent if it will adversely affect the Indemnitee. The Indemnitee agrees to give the Corporation such information and cooperation as it may reasonably require to defend or settle any Proceeding.

    6. REMEDIES OF THE INDEMNITEE IN CASES OF DETERMINATION NOT TO INDEMNIFY OR TO ADVANCE EXPENSES.

        (a) In the event that (i) an initial determination is made that the Indemnitee is not entitled to indemnification, (ii) advances for Expenses are not made when and as required by this Agreement, (iii) payment has not been timely made following a determination of entitlement to indemnification pursuant to this Agreement, or (iv) the Indemnitee otherwise seeks enforcement of this Agreement, the Indemnitee shall be entitled to a final adjudication in an appropriate court. Alternatively, the Indemnitee, at his option, may seek arbitration pursuant to the commercial arbitration rules of the American Arbitration Association then in effect, which arbitration shall be completed within ninety (90) days following the filing of the demand for arbitration. In any proceeding or arbitration, the Indemnitee shall be presumed to be entitled to indemnification and the Corporation shall have the burden of proof to overcome that presumption by a preponderance of evidence. The Corporation agrees to stipulate in court or arbitration that the Corporation is bound by all the provisions of this Agreement.

        (b) If an initial determination is made or deemed to have been made pursuant to the terms of this Agreement that the Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination in the absence of a misrepresentation of a material fact by the Indemnitee in the request for indemnification or a specific finding in a final judgment by a court of competent jurisdiction that all or any part of such indemnification is expressly prohibited by law.

        (c) In the event an initial determination has been made, in whole or in part, that the Indemnitee is not entitled to indemnification, the decision in the judicial proceeding or arbitration shall be made de novo and the Indemnitee shall not be prejudiced by reason of any prior determination that he is not entitled to indemnification.


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    7.  LIMITATIONS ON INDEMNIFICATION.  No indemnification shall be paid nor shall Expenses be advanced:

        (a) to the extent that the Indemnitee has been reimbursed by insurance coverage. Notwithstanding the availability of insurance, the Indemnitee may claim indemnification from the Corporation pursuant to this Agreement by assigning to the Corporation his rights to insurance;

        (b) to the extent of any wholly or partially successful claim against the Indemnitee pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local law:

        (c) in connection with all or any part of a Proceeding which is initiated or maintained by or on behalf of the Indemnitee, or any Proceeding by the Indemnitee against the Corporation or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by Nevada Law or this Agreement, (ii) the Proceeding was authorized by the Board of Directors of the Corporation or (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under Nevada Law;

        (d) in respect of remuneration paid to, or indemnification of, the Indemnitee, if it shall be determined by a final judgment or other final adjudication that such remuneration or indemnification was or is prohibited by applicable law;

        (e) for any transaction from which the Indemnitee derived an improper personal benefit;

        (f) for any breach of the Indemnitee's duty to act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; or

        (g) in respect of acts or omissions which involve intentional misconduct or a knowing violation of law by the Indemnitee.

    8. DURATION AND SCOPE OF AGREEMENT; BINDING EFFECT. This Agreement shall continue so long as the Indemnitee is subject to any possible Proceeding for acts or omissions occurring before or after execution of this Agreement by reason of the fact that the Indemnitee is or was a director or officer of the Corporation or serves or served at the request of the Corporation as a director of another corporation, partnership, joint venture, trust or other enterprise, or by reason of anything done or not done by the Indemnitee in that capacity. This Agreement is binding upon the Corporation and its successors and assigns and is for the benefit of the Indemnitee and his assigns, heirs, devisees, executors, administrators and other legal representatives.

    9. SEVERABILITY. If any provision, covenant or condition of this Agreement is held or found to be invalid, illegal or unenforceable for any reason whatsoever, that provision, covenant or condition shall be deemed severable and the provisions, covenants and conditions not held or


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found to be invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby. To the fullest extent possible, the provisions of this Agreement shall be construed to give effect to the intent of the provision held invalid, illegal or unenforceable.

    10. PARTIAL INDEMNITY. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for only a portion of any Expenses, the Corporation shall indemnify the Indemnitee for the portion to which the Indemnitee is entitled.

    11. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the Corporation and the Indemnitee. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor will such waiver constitute a continuing waiver.

    12. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if
(i) delivered by hand to the addressee, (ii) received by facsimile transmission if such transmission is thereafter confirmed or acknowledged in writing or (iii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

        If to the Indemnitee:





        If to the Corporation:           Hard Rock Hotel, Inc.
                                         510 N. Robertson Blvd.
                                         Los Angeles, CA 90048
                                         Attn: Peter A. Morton

        with a copy to:                  Gordon & Silver, Ltd.
                                         3800 Howard Hughes Parkway
                                         14th Floor
                                         Las Vegas, Nevada 89109
                                         Attn: James S. Mace

or to such other address as may have been furnished by the parties.

    13. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Nevada applicable to contracts made in that state.

    14. SUBROGATION. In the event of any payment under this Agreement, the Corporation will be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who agrees to execute all papers required and do everything that may be necessary


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to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

    15. COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

    16. PRIOR AGREEMENTS. This Agreement supersedes any prior indemnification agreement between the Indemnitee and the Corporation, which shall be of no further force and effect whatsoever.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       CORPORATION:

                                       HARD ROCK HOTEL, INC.,
                                       a Nevada corporation





                                       By:
                                           ------------------------------------
                                           Gary Selesner, Senior Vice
                                           President of Operations

                                       INDEMNITEE:





                                           ------------------------------------


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